Exhibit 10.2

ASSIGNMENT AND ASSUMPTION OF
PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Assignment”) is made and entered into as of September 16, 2019, by RREEF AMERICA L.L.C, a Delaware limited liability company (“Assignor”), and RPT PROVIDENCE SQUARE, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, 4101 Roswell Road (Marietta), LLC, a Delaware limited liability company (“Seller”), and Assignor entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of August 8, 2019 (the “Agreement”), with respect to certain real property located in Cobb County, Georgia; and

WHEREAS, Assignor desires to assign all of its right, title and interest in and to the Agreement to Assignee, and Assignee desires to accept such assignment from Assignor.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, Ten and No/100 U.S. Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee agree as follows:

1.    Assignment. Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in, to and under the Agreement.

2.     Assumption. Assignee hereby assumes all of Assignor’s obligations, duties and liability under the Agreement.

3.    Permitted Transferee. In accordance with Section 21 of the Agreement, Assignor and Assignee hereby represent and warrant that Assignee is a Permitted Transferee (as defined in the Agreement).

4.    Governing Law. This Assignment shall be construed and enforced in accordance with and governed by the laws of the State of Georgia.

5.    Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.    Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

[Signature Page Follows]

LEGAL02/39163222v1

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed under seal, all as of the day and year first above written.

ASSIGNOR:

RREEF AMERICA, L.L.C.,
a Delaware limited liability company

By: /s/ Jeff Anderson
Name: Jeff Anderson
Title: Vice President

By: /s/ Anne-Marie Vandenberg
Name: Anne-Marie Vandenberg
Title: Director

ASSIGNEE:

RPT PROVIDENCE SQUARE, LLC,
a Delaware limited liability company

By: /s/ Jeff Anderson
Name: Jeff Anderson
Title: Authorized Signatory

By: /s/ Anne-Marie Vandenberg
Name: Anne-Marie Vandenberg
Title: Authorized Signatory

LEGAL02/39163222v1